UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices)

(281) 980-5522
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	TREC	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition
The Company’s press release dated May 6, 2019, regarding its financial results for the quarter ended March 31, 2019, including consolidated financial statements for the quarter ended March 31, 2019, is Exhibit 99.1 of this Form 8-K.
The information in this Item 2.02, including the corresponding Exhibit 99.1 is hereby filed.
Item 7.01. Regulation FD Disclosure.
The slides for the Company’s first quarter 2019 earnings presentation on May 7, 2019, are Exhibit 99.2 to this Form 8-K.
The information in this Item 7.01, including the corresponding Exhibit 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit
99.1	Earnings Release of the Company, dated May 6, 2019
99.2	Earnings Presentation of the Company, dated May 7, 2019

The Company’s website (www.trecora.com) contains a significant amount of information about the Company, including financial and other information for investors. The Company strongly encourages investors to visit its website from time to time, as information is updated and new information is posted.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRECORA RESOURCES

Date: May 7, 2019	By:	/s/ Sami Ahmad
Sami Ahmad
Chief Financial Officer